6. Proxy Vote Disclosure (Unaudited)

On November 14, 2001, a Special Meeting of the Shareholders of the American Independence Funds Trust took place at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio at 10:00 a.m. The following trustees were elected at this meeting with the respective votes. The votes for these trustees include the shares of both the American Independence and NestEgg shareholders.

Ronald L. Baldwin			Terry L. Carter
		No. of Shares				No. of Shares
For:		   99,518,877		For:		   99,584,310
Withheld:	          71,919		Withheld:	            6,486
Total		   99,590,796		Total		   99,590,796

Thomas F. Kice				Troy Jordan
		No. of Shares				No. of Shares
For:		    99,584,310		For:		    99,584,310
Withheld:	             6,486		Withheld:	            6,486
Total		   99,590,796		Total		   99,590,796

George Mileusnic			John J. Pileggi
		No. of Shares				No. of Shares
For:		    99,584,310		For:		    99,584,310
Withheld:	             6,486		Withheld:	            6,486
Total		   99,590,796		Total		   99,590,796

Rodney D. Pitts				Peter L. Ochs
		No. of Shares				No. of Shares
For:		    99,584,310		For:		    99,584,310
Withheld:	             6,486		Withheld:	            6,486
Total		   99,590,796		Total		   99,590,796

Phillip J. Owings
		No. of Shares
For:		    99,518,877
Withheld:	           71,919
Total:		    99,590,796

In addition, trustees for the Master Portfolio were also voted upon by NestEgg shareholders only. The votes for each trustee are shown below by fund:



Capital Preservation - Mary G.F. Bitterman
		No. of Shares
For:		        525,764
Abstaining:	            -
Total:		        525,764

Capital Preservation - Jack S. Euphrat
		No. of Shares
For:		        525,764
Abstaining:	            -
Total:		        525,764

Capital Preservation - R. Greg Feltus
		No. of Shares
For:		        525,764
Abstaining:	            -
Total:		        525,764

Capital Preservation - W. Rodney Hughes
No. of Shares
For:		        525,764
Abstaining:	            -
Total:		        525,764

Capital Preservation - Lee T. Kranefuss
		No. of Shares
For:		        525,764
Abstaining:	            -
Total:		        525,764

Capital Preservation - Richard K. Lyons
		No. of Shares
For:		        525,764
Abstaining:	            -
Total:		        525,764

Capital Preservation - Leo Soong
		No. of Shares
For:		         525,764
Abstaining:	            -
Total:		         525,764

2010 - Mary G.F. Bitterman		2010 - Jack S. Euphrat
		No. of Shares				No. of Shares
For:		      1,513,882	For:		      1,513,882
Abstaining:	            -        		Abstaining:	            -
Total:		      1,513,882		Total:		      1,513,882

2010 - R. Greg Feltus			2010 - W. Rodney Hughes
		No. of Shares				No. of Shares
For:		      1,513,88		For:		      1,513,882
Abstaining:	            -        		Abstaining:	            -
Total:		      1,513,882		Total:		      1,513,882

2010 - Lee T. Kranefuss			2010 - Richard K. Lyons
		No. of Shares				No. of Shares
For:		      1,513,882\	For:		      1,513,882
Abstaining:	            -        		Abstaining:	            -
Total:		      1,513,882		Total:		      1,513,882

2010 - Leo Soong
		No. of Shares
For:		      1,513,882
Abstaining:	            -
Total:		      1,513,882




2020 - Mary G.F. Bitterman		2020 - Jack S. Euphrat
		No. of Shares				No. of Shares
For:		      2,472,149	For:		      2,472,149
Abstaining:	            -        		Abstaining:	            -
Total:		      2,472,149		Total:		      2,472,149

2020 - R. Greg Feltus			2020 - W. Rodney Hughes
		No. of Shares				No. of Shares
For:		      2,472,149	For:		      2,472,149
Abstaining:	            -        		Abstaining:	            -
Total:		      2,472,149		Total:		      2,472,149

2020 - Lee T. Kranefuss			2020 - Richard K. Lyons
		No. of Shares				No. of Shares
For:		      2,472,149	For:		      2,472,149
Abstaining:	            -        		Abstaining:	            -
Total:		      2,472,149		Total:		      2,472,149

2020  - Leo Soong
		No. of Shares
For:		      2,472,149
Abstaining:	            -
Total:		      2,472,149

2030 - Mary G.F. Bitterman		2030 - Jack S. Euphrat
		No. of Shares				No. of Shares
For:		      1,123,813	For:		      1,123,813
Abstaining:	            -        		Abstaining:	            -
Total:		      1,123,813		Total:		      1,123,813

2030 - R. Greg Feltus			2030 - W. Rodney Hughes
		No. of Shares				No. of Shares
For:		      1,123,813	For:		      1,123,813
Abstaining:	            -        		Abstaining:	            -
Total:		      1,123,813		Total:		      1,123,813

2030 - Lee T. Kranefuss			2030 - Richard K. Lyons
		No. of Shares				No. of Shares
For:		      1,123,813	For:		      1,123,813
Abstaining:	            -        		Abstaining:	            -
Total:		      1,123,813		Total:		      1,123,813

2030 - Leo Soong
		No. of Shares
For:		      1,123,813
Abstaining:	            -
Total:		      1,123,813

2040 - Mary G.F. Bitterman		2040 - Jack S. Euphrat
		No. of Shares				No. of Shares
For:		      1,110,385	For:		      1,110,385
Abstaining:	            -        		Abstaining:	            -
Total:		      1,110,385		Total:		      1,110,385

2040 - R. Greg Feltus			2040 - W. Rodney Hughes
		No. of Shares				No. of Shares
For:		      1,110,385	For:		      1,110,385
Abstaining:	            -        		Abstaining:	            -
Total:		      1,110,385		Total:		      1,110,385

2040 - Lee T. Kranefuss			2040 - Richard K. Lyons
		No. of Shares				No. of Shares
For:		      1,110,385	For:		      1,110,385
Abstaining:	            -        		Abstaining:	            -
Total:		      1,110,385		Total:		      1,110,385

2040  - Leo Soong
		No. of Shares
For:		      1,110,385
Abstaining:	            -
Total:		      1,110,385

The second proposal at the meeting was to convert the Funds' investment objectives from fundamental to non-fundamental.
The votes for this proposal were as follows:

Capital Preservation			2010
		No. of Shares				No. of Shares
For:		        525,764		For:		     1,513,882
Against:			   93		Against:		            -
Abstaining:	            -			Abstaining:	            -
Total:		        525,857		Total:		     1,513,882

2020					2030
		No. of Shares				No. of Shares
For:		      2,472,149		For:		     1,123,813
Against:		           -			Against:		            -
Abstaining:	           -			Abstaining:	            -
Total:		      2,472,149		Total:		     1,123,813

2040
		No. of Shares
For:		     1,105,047
Against:			  93
Abstaining:	          -
Total:		     1,105,140

The third proposal affected only the Capital Preservation and 2010 Funds. The proposal was to change the asset allocation model of the Master Portfolio to increase the "normal" equity percentage for each Master Portfolio that has reached its time horizon. The votes for each fund were as follows:

Capital Preservation			2010
		No. of Shares				No. of Shares
For:		        525,764		For:		     1,513,882
Against:			   93		Against:		            -
Abstaining:	            -			Abstaining:	            -
Total:		        525,857		Total:		     1,513,882

The fourth proposal was to amend each Fund's/Master Portfolio's fundamental investment policies and converting certain others to non-fundamental policies. The results from that vote were as follows:

Capital Preservation - Industry Concentration
		No. of Shares
For:		        525,764
Against:	 	            -
Abstaining:	            -
 Total:		        525,764

Capital Preservation - Diversification
		No. of Shares
For:		        525,764
Against:		            -
Abstaining:	            -
Total:		        525,764

Capital Preservation - Borrowing Money

		No. of Shares
For:		        525,764
Against:	 	            -
Abstaining:	            -
Total:		        525,764

Capital Preservation - Issuing Senior Securities
		No. of Shares
For:		        525,764
Against:		            -
Abstaining:	            -
Total:		        525,764

Capital Preservation - Lending
		No. of Shares
For:		        525,764
Against:	 	            -
Abstaining:	            -
Total:		        525,764

Capital Preservation - Underwriting
		No. of Shares
For:		        525,764
Against:		            -
Abstaining:	            -
Total:		        525,764
Capital Preservation - Investments in Real Estate
		 No. of Shares
For:		        525,764
Against:	 	            -
Abstaining:	            -
Total:		        525,764



Capital Preservation - Investments in Commodities and Commodity
Contracts	No. of Shares
For:		        525,764
Against:		            -
Abstaining:	            -
Total:		        525,764

Capital Preservation - Purchasing Securities on Margin
		No. of Shares
For:		        525,764
Against:	 	            -
Abstaining:	            -
Total:		        525,764

2010 - Industry Concentration		2010 - Diversification
		No. of Shares				No. of Shares
For:		     1,513,882		For:		     1,513,882
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     1,513,882		Total:		     1,513,882

2010 - Borrowing Money		2010 - Issuing Senior Securities
		No. of Shares				No. of Shares
For:		     1,513,882		For:		     1,513,882
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     1,513,882		Total:		     1,513,882

2010 - Lending				2010 - Underwriting
		No. of Shares				No. of Shares
For:		     1,513,882		For:		     1,513,882
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     1,513,882		Total:		     1,513,882

2010 - Investments in Real Estate		2010 - Investments in Commodities
						and Commodity Contracts
		No. of Shares				No. of Shares
For:		     1,513,882		For:		     1,513,882
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     1,513,882		Total:		     1,513,882

2010 - Purchasing Securities on Margin
		No. of Shares
For:		     1,513,882
Against:	 	            -
Abstaining:	            -
Total:		     1,513,882

2020 - Industry Concentration		2020 - Diversification
		No. of Shares				No. of Shares
For:		     2,472,149		For:		     2,472,149
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     2,472,149		Total:		     2,472,149

2020 - Borrowing Money		2020 - Issuing Senior Securities
		No. of Shares				No. of Shares
For:		     2,472,149		For:		     2,472,149
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     2,472,149		Total:		     2,472,149


2020 - Lending				2020 - Underwriting
		No. of Shares				No. of Shares
For:		     2,472,149		For:		     2,472,149
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     2,472,149		Total:		     2,472,149

2020 - Investments in Real Estate		2020 - Investments in Commodities
						and Commodity Contracts
		No. of Shares				No. of Shares
For:		     2,472,149		For:		     2,472,149
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		     2,472,149		Total:		     2,472,149


2020 - Purchasing Securities on Margin
		No. of Shares
For:		     2,472,149
Against:	 	            -
Abstaining:	            -
Total:		     2,472,149

2030 - Industry Concentration		2030 - Diversification
		No. of Shares				No. of Shares
For:		     1,123,813		For:		     1,123,813
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		    1,123,813		Total:		     1,123,813

2030 - Borrowing Money		2030 - Issuing Senior Securities
		No. of Shares				No. of Shares
For:		     1,123,813		For:		     1,123,813
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		    1,123,813		Total:		     1,123,813

2030 - Lending				2030 - Underwriting
		No. of Shares				No. of Shares
For:		     1,123,813		For:		     1,123,813
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		    1,123,813		Total:		     1,123,813




2030 - Investments in Real Estate		2030 - Investments in Commodities and
						Commodity Contracts
		No. of Shares				No. of Shares
For:		     1,123,813		For:		     1,123,813
Against:	 	            -			Against:		            -
Abstaining:	            -        		Abstaining:	            -
Total:		    1,123,813		Total:		     1,123,813
2030 - Purchasing Securities on Margin
		No. of Shares
For:		     1,123,813
Against:	 	            -
Abstaining:	            -
Total:		     1,123,813

2040 - Industry Concentration		2040 - Diversification
		No. of Shares				No. of Shares
For:		     1,105,047		For:		     1,105,047
Against:	 		  93		Against:			  93
Abstaining:	            -        		Abstaining:	            -
Total:		     1,105,140		Total:		     1,105,140

2040 - Borrowing Money		2040 - Issuing Senior Securities
		No. of Shares				No. of Shares
For:		     1,105,047		For:		     1,105,047
Against:	 		  93		Against:			  93
Abstaining:	            -        		Abstaining:	            -
Total:		     1,105,140		Total:		     1,105,140

2040 - Lending				2040 - Underwriting
		No. of Shares				No. of Shares
For:		     1,105,047		For:		     1,105,047
Against:	 		  93		Against:			  93
Abstaining:	            -        		Abstaining:	            -
Total:		     1,105,140		Total:		     1,105,140

2040 - Investments in Real Estate	 Contracts
		No. of Shares
For:		     1,105,047
Against:	 		  93
Abstaining:	            -
Total:		     1,105,140

2040 - Investments in Commodities and Commodity
		No. of Shares
For:		     1,105,047
Against:			  93
Abstaining:	            -
Total:		     1,105,140

2040 - Purchasing Securities on Margin
		No. of Shares
For:		     1,105,047
Against:	 		   93
Abstaining:	            -
Total:		     1,105,140